                                                Exhibit 99.1

First Financial Bancorp Announces Third Quarter 2021 Financial Results

•Earnings per diluted share of $0.63 and on both GAAP and adjusted(1) basis
•Return on average assets of 1.49% on both GAAP and adjusted(1) basis
•Net interest margin FTE(1) of 3.32%
•Loan growth of $74.8 million, excluding decline in PPP loans
•Provision recapture of $10.1 million
•Repurchased 2,484,295 shares during the quarter

Cincinnati, Ohio - October 21, 2021 First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and nine months ended September 30, 2021.

For the three months ended September 30, 2021, the Company reported net income of $60.0 million, or $0.63 per diluted common share. These results compare to net income of $50.9 million, or $0.52 per diluted common share, for the second quarter of 2021 and $41.5 million, or $0.42 per diluted common share, for the third quarter of 2020. For the nine months ended September 30, 2021, First Financial had earnings per diluted common share of $1.64 compared to $1.10 for the same period in 2020.

Return on average assets for the third quarter of 2021 was 1.49% while return on average tangible common equity was 19.03%(1). These compare to returns on average assets of 1.26% and 1.04%, and returns on average tangible common equity of 16.31%(1) and 13.61%(1), in the second quarter of 2021 and the third quarter of 2020, respectively.

Third quarter 2021 highlights include:

•Net interest margin of 3.32% on a fully tax-equivalent basis(1) in line with expectations
◦1 basis point increase from linked quarter driven by PPP forgiveness, which offset lower yields on earning assets

•Noninterest income of $42.5 million, or $42.2 million as adjusted(1)
◦Strong mortgage banking income of $8.6 million driven by higher premiums during the period
◦Elevated wealth management fees of $5.9 million
◦Other noninterest income increased $1.1 million, or 34.3%; driven by income from limited partnership investments and insurance proceeds

•Noninterest expenses of $99.1 million, or $93.6 million as adjusted(1)
◦Adjustments(1) include:
▪$5.3 million of tax credit investment write-downs
◦Increase in expenses driven by incentive compensation tied to the Company's strong financial performance and modest increases in marketing costs and professional services
◦Efficiency ratio of 63.5%; 60.1% as adjusted(1)

•Loan balances declined $150.6 million from the second quarter driven by PPP forgiveness of $225.4 million during the quarter
◦Core loan balances increased $74.8 million, or 3.3% on an annualized basis compared to the second quarter
◦Non-PPP C&I loan balances increased 16.0% on an annualized basis

________________________________________________________________________________________
(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Total Allowance for Credit Losses of $160.5 million; Total quarterly provision recapture of $10.1 million
◦Loans and leases - ACL of $148.9 million, 1.59% of total loans; 1.62% of loans excluding PPP
◦Unfunded Commitments - ACL of $11.6 million
◦Provision recapture driven by improvements in economic conditions, declining classified asset balances, and lower net charge-offs

•Strong capital ratios
◦Total capital of 14.97%
◦Tier 1 common equity of 11.54%
◦Tangible common equity of 8.21%(1); 8.31%(1) excluding PPP loans
◦Tangible book value per share of $13.09(1)
◦Repurchased 2,484,295 shares during third quarter; 4,633,355 shares repurchased in 2021

Archie Brown, President and Chief Executive Officer, commented, “We are pleased to announce third quarter results that are highlighted by robust earnings, loan growth, strong fee income, lower credit costs and improving credit trends.”

Mr. Brown continued, “Third quarter results were strong across the board, with earnings per share of $0.63, return on assets of 1.49% and an adjusted(1) efficiency ratio of 60.1%. Third quarter earnings were the highest they’ve been since the MainSource merger in 2018, and were highlighted by significant provision recapture of $10.1 million. Provision recapture during the period was a result of improving credit quality trends, specifically, lower net charge-offs and declines in classified asset balances, and we expect further reductions in credit costs in the fourth quarter of 2021 and the first part of 2022 given our optimism for further economic recovery. In addition, earnings were positively impacted by elevated mortgage and wealth management revenues and we were encouraged by strong loan originations during the period."

Mr. Brown added, “Total loan balances declined $150.6 million driven by $225.4 million in PPP forgiveness during the quarter. Core loan balances increased $74.8 million for the period as a result of strong origination activity, which included 16.0% growth in the C&I portfolio on an annualized basis. Our origination levels more than offset loan payoffs which remained high, particularly in our specialty finance and ICRE units. Additionally, we are encouraged that loan pipeline activity has increased.”

Mr. Brown commented regarding the share repurchase program, “During the quarter we repurchased approximately 2.5 million shares at an average price of $23.04 bringing our total shares repurchased in 2021 to 4.6 million. When combined with the common dividend, the share repurchases approximate a return to shareholders of 131.7% of quarterly earnings. There are 366,645 shares remaining in our current buyback authorization.”

Mr. Brown concluded, “We were also very pleased to bring our associates back to our physical office locations during the quarter, albeit with greater flexibility than pre-Covid. We firmly believe we are stronger when we are together, and we have already witnessed how combining best practices learned from the pandemic with our culture of collaboration positively impacts our clients and financial performance.”

Full detail of the Company’s third quarter 2021 performance is provided in the accompanying financial statements and slide presentation.
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Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, October 22, 2021 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (833) 950-0062 (U.S. toll free), (646) 904-5544 (U.S. local) or +1 (929) 526-1599 (International), access code 674818. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (866) 813-9403 (U.S. toll free), (929) 458-6194 (U.S. local) and +44 204 525-0658 (all other locations), access code 979537. The recording will be available until November 5, 2021. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
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•current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2020, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2021, the Company had $16.0 billion in assets, $9.4 billion in loans, $12.7 billion in deposits and $2.2 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.2 billion in assets under management as of September 30, 2021. The Company operated 139 full service banking centers as of September 30, 2021, primarily in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com
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Selected Financial Information
September 30, 2021
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	September 30,
	2021	2021	2021	2020	2020	2021	2020
RESULTS OF OPERATIONS
Net income	$60,012	$50,888	$47,315	$48,312	$41,477	$158,215	$107,498
Net earnings per share - basic	$0.64	$0.53	$0.49	$0.50	$0.43	$1.65	$1.10
Net earnings per share - diluted	$0.63	$0.52	$0.48	$0.49	$0.42	$1.64	$1.10
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.69	$0.69

KEY FINANCIAL RATIOS
Return on average assets	1.49%	1.26%	1.20%	1.20%	1.04%	1.32%	0.93%
Return on average shareholders' equity	10.53%	9.02%	8.44%	8.52%	7.40%	9.34%	6.50%
Return on average tangible shareholders' equity (1)	19.03%	16.31%	15.24%	15.50%	13.61%	16.87%	12.08%

Net interest margin	3.28%	3.27%	3.35%	3.45%	3.32%	3.30%	3.46%
Net interest margin (fully tax equivalent) (1)(2)	3.32%	3.31%	3.40%	3.49%	3.36%	3.34%	3.52%

Ending shareholders' equity as a percent of ending assets	14.01%	14.15%	13.97%	14.29%	14.11%	14.01%	14.11%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	8.21%	8.37%	8.22%	8.47%	8.25%	8.21%	8.25%
Risk-weighted assets (1)	10.76%	11.12%	11.02%	11.29%	11.07%	10.76%	11.07%

Average shareholders' equity as a percent of average assets	14.14%	13.96%	14.17%	14.07%	14.08%	14.09%	14.38%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	8.35%	8.23%	8.38%	8.26%	8.18%	8.32%	8.29%

Book value per share	$23.85	$23.59	$23.16	$23.28	$22.94	$23.85	$22.94
Tangible book value per share (1)	$13.09	$13.08	$12.78	$12.93	$12.56	$13.09	$12.56

Common equity tier 1 ratio (3)	11.54%	11.78%	11.81%	11.82%	11.63%	11.54%	11.63%
Tier 1 ratio (3)	11.92%	12.16%	12.19%	12.20%	12.02%	11.92%	12.02%
Total capital ratio (3)	14.97%	15.31%	15.41%	15.55%	15.37%	14.97%	15.37%
Leverage ratio (3)	9.05%	9.14%	9.34%	9.55%	9.55%	9.05%	9.55%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$9,502,750	$9,831,965	$9,951,855	$10,127,881	$10,253,392	$9,760,545	$9,827,033
Investment securities	4,189,253	4,130,207	3,782,993	3,403,839	3,162,832	4,035,639	3,147,655
Interest-bearing deposits with other banks	32,400	45,593	46,912	143,884	40,277	41,582	57,138
Total earning assets	$13,724,403	$14,007,765	$13,781,760	$13,675,604	$13,456,501	$13,837,766	$13,031,826
Total assets	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$16,084,472	$15,360,642
Noninterest-bearing deposits	$3,981,404	$4,003,626	$3,840,046	$3,720,417	$3,535,432	$3,942,210	$3,172,841
Interest-bearing deposits	8,685,949	8,707,553	8,531,822	8,204,306	8,027,082	8,642,339	8,004,450
Total deposits	$12,667,353	$12,711,179	$12,371,868	$11,924,723	$11,562,514	$12,584,549	$11,177,291
Borrowings	$562,964	$749,114	$886,379	$1,307,461	$1,519,748	$731,634	$1,509,482
Shareholders' equity	$2,261,293	$2,263,687	$2,272,749	$2,256,062	$2,230,422	$2,265,868	$2,208,753

CREDIT QUALITY RATIOS
Allowance to ending loans	1.59%	1.68%	1.71%	1.77%	1.65%	1.59%	1.65%
Allowance to nonaccrual loans	225.73%	184.77%	199.33%	217.55%	216.28%	225.73%	216.28%
Allowance to nonperforming loans	192.35%	162.12%	175.44%	199.97%	196.69%	192.35%	196.69%
Nonperforming loans to total loans	0.83%	1.03%	0.97%	0.89%	0.84%	0.83%	0.84%
Nonperforming assets to ending loans, plus OREO	0.83%	1.04%	0.98%	0.90%	0.86%	0.83%	0.86%
Nonperforming assets to total assets	0.49%	0.62%	0.60%	0.56%	0.55%	0.49%	0.55%
Classified assets to total assets	1.04%	1.14%	1.22%	0.89%	0.84%	1.04%	0.84%
Net charge-offs to average loans (annualized)	0.10%	0.23%	0.38%	0.26%	0.21%	0.24%	0.10%

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) September 30, 2021 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Nine months ended,
	September 30,			September 30,
	2021	2020	% Change	2021	2020	% Change
Interest income
Loans and leases, including fees	$96,428	$103,249	(6.6)%	$292,853	$324,924	(9.9)%
Investment securities
Taxable	20,088	17,906	12.2%	58,219	55,387	5.1%
Tax-exempt	4,282	4,884	(12.3)%	14,196	14,403	(1.4)%
Total investment securities interest	24,370	22,790	6.9%	72,415	69,790	3.8%
Other earning assets	23	31	(25.8)%	76	220	(65.5)%
Total interest income	120,821	126,070	(4.2)%	365,344	394,934	(7.5)%

Interest expense
Deposits	3,320	7,886	(57.9)%	11,346	36,002	(68.5)%
Short-term borrowings	68	51	33.3%	188	6,412	(97.1)%
Long-term borrowings	4,023	5,953	(32.4)%	12,498	14,482	(13.7)%
Total interest expense	7,411	13,890	(46.6)%	24,032	56,896	(57.8)%
Net interest income	113,410	112,180	1.1%	341,312	338,038	1.0%
Provision for credit losses-loans and leases	(8,193)	15,299	(153.6)%	(9,499)	57,038	(116.7)%
Provision for credit losses-unfunded commitments	(1,951)	(1,925)	1.4%	(896)	2,013	(144.5)%
Net interest income after provision for credit losses	123,554	98,806	25.0%	351,707	278,987	26.1%

Noninterest income
Service charges on deposit accounts	8,548	7,356	16.2%	23,231	21,792	6.6%
Trust and wealth management fees	5,896	4,940	19.4%	17,742	15,891	11.6%
Bankcard income	3,838	3,124	22.9%	10,698	8,666	23.4%
Client derivative fees	2,273	2,203	3.2%	5,624	8,292	(32.2)%
Foreign exchange income	9,191	10,530	(12.7)%	31,985	27,072	18.1%
Net gains from sales of loans	8,586	18,594	(53.8)%	26,529	38,087	(30.3)%
Net gains (losses) on sale of investment securities	(314)	2	N/M	(745)	(55)	N/M
Unrealized gain (loss) on equity securities	108	18	N/M	381	70	N/M
Other	4,411	2,732	61.5%	10,401	7,793	33.5%
Total noninterest income	42,537	49,499	(14.1)%	125,846	127,608	(1.4)%

Noninterest expenses
Salaries and employee benefits	61,717	63,769	(3.2)%	183,754	174,516	5.3%
Net occupancy	5,571	5,625	(1.0)%	16,810	17,107	(1.7)%
Furniture and equipment	3,318	3,638	(8.8)%	10,658	11,372	(6.3)%
Data processing	7,951	6,837	16.3%	23,102	20,245	14.1%
Marketing	2,435	1,856	31.2%	5,831	4,415	32.1%
Communication	669	855	(21.8)%	2,253	2,652	(15.0)%
Professional services	2,199	2,443	(10.0)%	5,678	6,923	(18.0)%
State intangible tax	1,202	1,514	(20.6)%	3,605	4,544	(20.7)%
FDIC assessments	1,466	1,350	8.6%	4,177	4,045	3.3%
Intangible amortization	2,479	2,779	(10.8)%	7,438	8,362	(11.0)%
Other	10,051	6,845	46.8%	27,901	21,685	28.7%
Total noninterest expenses	99,058	97,511	1.6%	291,207	275,866	5.6%
Income before income taxes	67,033	50,794	32.0%	186,346	130,729	42.5%
Income tax expense	7,021	9,317	(24.6)%	28,131	23,231	21.1%
Net income	$60,012	$41,477	44.7%	$158,215	$107,498	47.2%

ADDITIONAL DATA
Net earnings per share - basic	$0.64	$0.43		$1.65	$1.10
Net earnings per share - diluted	$0.63	$0.42		$1.64	$1.10
Dividends declared per share	$0.23	$0.23		$0.69	$0.69

Return on average assets	1.49%	1.04%		1.32%	0.93%
Return on average shareholders' equity	10.53%	7.40%		9.34%	6.50%

Interest income	$120,821	$126,070	(4.2)%	$365,344	$394,934	(7.5)%
Tax equivalent adjustment	1,434	1,628	(11.9)%	4,705	4,916	(4.3)%
Interest income - tax equivalent	122,255	127,698	(4.3)%	370,049	399,850	(7.5)%
Interest expense	7,411	13,890	(46.6)%	24,032	56,896	(57.8)%
Net interest income - tax equivalent	$114,844	$113,808	0.9%	$346,017	$342,954	0.9%

Net interest margin	3.28%	3.32%		3.30%	3.46%
Net interest margin (fully tax equivalent) (1)	3.32%	3.36%		3.34%	3.52%

Full-time equivalent employees	2,026	2,065

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$96,428	$97,494	$98,931	$292,853	(1.1)%
Investment securities
Taxable	20,088	19,524	18,607	58,219	2.9%
Tax-exempt	4,282	4,871	5,043	14,196	(12.1)%
Total investment securities interest	24,370	24,395	23,650	72,415	(0.1)%
Other earning assets	23	25	28	76	(8.0)%
Total interest income	120,821	121,914	122,609	365,344	(0.9)%

Interest expense
Deposits	3,320	3,693	4,333	11,346	(10.1)%
Short-term borrowings	68	53	67	188	28.3%
Long-term borrowings	4,023	4,142	4,333	12,498	(2.9)%
Total interest expense	7,411	7,888	8,733	24,032	(6.0)%
Net interest income	113,410	114,026	113,876	341,312	(0.5)%
Provision for credit losses-loans and leases	(8,193)	(4,756)	3,450	(9,499)	72.3%
Provision for credit losses-unfunded commitments	(1,951)	517	538	(896)	(477.4)%
Net interest income after provision for credit losses	123,554	118,265	109,888	351,707	4.5%

Noninterest income
Service charges on deposit accounts	8,548	7,537	7,146	23,231	13.4%
Trust and wealth management fees	5,896	6,216	5,630	17,742	(5.1)%
Bankcard income	3,838	3,732	3,128	10,698	2.8%
Client derivative fees	2,273	1,795	1,556	5,624	26.6%
Foreign exchange income	9,191	12,037	10,757	31,985	(23.6)%
Net gains from sales of loans	8,586	8,489	9,454	26,529	1.1%
Net gains (losses) on sale of investment securities	(314)	(265)	(166)	(745)	18.5%
Unrealized gain (loss) on equity securities	108	161	112	381	(32.9)%
Other	4,411	3,285	2,705	10,401	34.3%
Total noninterest income	42,537	42,987	40,322	125,846	(1.0)%

Noninterest expenses
Salaries and employee benefits	61,717	60,784	61,253	183,754	1.5%
Net occupancy	5,571	5,535	5,704	16,810	0.7%
Furniture and equipment	3,318	3,371	3,969	10,658	(1.6)%
Data processing	7,951	7,864	7,287	23,102	1.1%
Marketing	2,435	2,035	1,361	5,831	19.7%
Communication	669	746	838	2,253	(10.3)%
Professional services	2,199	2,029	1,450	5,678	8.4%
State intangible tax	1,202	1,201	1,202	3,605	0.1%
FDIC assessments	1,466	1,362	1,349	4,177	7.6%
Intangible amortization	2,479	2,480	2,479	7,438	0.0%
Other	10,051	12,236	5,614	27,901	(17.9)%
Total noninterest expenses	99,058	99,643	92,506	291,207	(0.6)%
Income before income taxes	67,033	61,609	57,704	186,346	8.8%
Income tax expense	7,021	10,721	10,389	28,131	(34.5)%
Net income	$60,012	$50,888	$47,315	$158,215	17.9%

ADDITIONAL DATA
Net earnings per share - basic	$0.64	$0.53	$0.49	$1.65
Net earnings per share - diluted	$0.63	$0.52	$0.48	$1.64
Dividends declared per share	$0.23	$0.23	$0.23	$0.69

Return on average assets	1.49%	1.26%	1.20%	1.32%
Return on average shareholders' equity	10.53%	9.02%	8.44%	9.34%

Interest income	$120,821	$121,914	$122,609	$365,344	(0.9)%
Tax equivalent adjustment	1,434	1,619	1,652	4,705	(11.4)%
Interest income - tax equivalent	122,255	123,533	124,261	370,049	(1.0)%
Interest expense	7,411	7,888	8,733	24,032	(6.0)%
Net interest income - tax equivalent	$114,844	$115,645	$115,528	$346,017	(0.7)%

Net interest margin	3.28%	3.27%	3.35%	3.30%
Net interest margin (fully tax equivalent) (1)	3.32%	3.31%	3.40%	3.34%

Full-time equivalent employees	2,026	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2020
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$106,733	$103,249	$105,900	$115,775	$431,657
Investment securities
Taxable	18,402	17,906	18,476	19,005	73,789
Tax-exempt	4,839	4,884	4,937	4,582	19,242
Total investment securities interest	23,241	22,790	23,413	23,587	93,031
Other earning assets	55	31	47	142	275
Total interest income	130,029	126,070	129,360	139,504	524,963

Interest expense
Deposits	5,920	7,886	11,751	16,365	41,922
Short-term borrowings	30	51	1,274	5,087	6,442
Long-term borrowings	5,606	5,953	4,759	3,770	20,088
Total interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income	118,473	112,180	111,576	114,282	456,511
Provision for credit losses-loans and leases	13,758	15,299	17,859	23,880	70,796
Provision for credit losses-unfunded commitments	(2,250)	(1,925)	2,370	1,568	(237)
Net interest income after provision for credit losses	106,965	98,806	91,347	88,834	385,952

Noninterest income
Service charges on deposit accounts	7,654	7,356	6,001	8,435	29,446
Trust and wealth management fees	5,395	4,940	5,254	5,697	21,286
Bankcard income	3,060	3,124	2,844	2,698	11,726
Client derivative fees	2,021	2,203	2,984	3,105	10,313
Foreign exchange income	12,305	10,530	6,576	9,966	39,377
Net gains from sales of loans	13,089	18,594	16,662	2,831	51,176
Net gains (losses) on sale of investment securities	4,618	2	2	(59)	4,563
Unrealized gain (loss) on equity securities	8,975	18	150	(98)	9,045
Other	4,398	2,732	2,252	2,809	12,191
Total noninterest income	61,515	49,499	42,725	35,384	189,123

Noninterest expenses
Salaries and employee benefits	62,263	63,769	55,925	54,822	236,779
Net occupancy	6,159	5,625	5,378	6,104	23,266
Furniture and equipment	3,596	3,638	3,681	4,053	14,968
Data processing	7,269	6,837	7,019	6,389	27,514
Marketing	1,999	1,856	1,339	1,220	6,414
Communication	840	855	907	890	3,492
Professional services	3,038	2,443	2,205	2,275	9,961
Debt extinguishment	7,257	0	0	0	7,257
State intangible tax	1,514	1,514	1,514	1,516	6,058
FDIC assessments	1,065	1,350	1,290	1,405	5,110
Intangible amortization	2,764	2,779	2,791	2,792	11,126
Other	17,034	6,845	6,640	8,200	38,719
Total noninterest expenses	114,798	97,511	88,689	89,666	390,664
Income before income taxes	53,682	50,794	45,383	34,552	184,411
Income tax expense (benefit)	5,370	9,317	7,990	5,924	28,601
Net income	$48,312	$41,477	$37,393	$28,628	$155,810

ADDITIONAL DATA
Net earnings per share - basic	$0.50	$0.43	$0.38	$0.29	$1.60
Net earnings per share - diluted	$0.49	$0.42	$0.38	$0.29	$1.59
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.20%	1.04%	0.96%	0.79%	1.00%
Return on average shareholders' equity	8.52%	7.40%	6.88%	5.21%	7.02%

Interest income	$130,029	$126,070	$129,360	$139,504	$524,963
Tax equivalent adjustment	1,613	1,628	1,664	1,624	6,529
Interest income - tax equivalent	131,642	127,698	131,024	141,128	531,492
Interest expense	11,556	13,890	17,784	25,222	68,452
Net interest income - tax equivalent	$120,086	$113,808	$113,240	$115,906	$463,040

Net interest margin	3.45%	3.32%	3.38%	3.71%	3.46%
Net interest margin (fully tax equivalent) (1)	3.49%	3.36%	3.44%	3.77%	3.51%

Full-time equivalent employees	2,075	2,065	2,076	2,067

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	% Change	% Change
	2021	2021	2021	2020	2020	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$209,748	$206,918	$210,191	$231,054	$207,128	1.4%	1.3%
Interest-bearing deposits with other banks	29,799	38,610	19,180	20,305	38,806	(22.8)%	(23.2)%
Investment securities available-for-sale	4,114,094	3,955,839	3,753,763	3,424,580	3,004,963	4.0%	36.9%
Investment securities held-to-maturity	103,886	112,456	121,945	131,687	118,072	(7.6)%	(12.0)%
Other investments	97,831	129,432	131,814	133,198	118,292	(24.4)%	(17.3)%
Loans held for sale	33,835	31,546	34,590	41,103	69,008	7.3%	(51.0)%
Loans and leases
Commercial and industrial	2,602,848	2,701,203	3,044,825	3,007,509	3,292,313	(3.6)%	(20.9)%
Lease financing	67,855	68,229	66,574	72,987	74,742	(0.5)%	(9.2)%
Construction real estate	477,004	630,329	642,709	636,096	575,648	(24.3)%	(17.1)%
Commercial real estate	4,438,374	4,332,561	4,396,582	4,307,858	4,347,125	2.4%	2.1%
Residential real estate	922,492	932,112	946,522	1,003,086	1,027,702	(1.0)%	(10.2)%
Home equity	709,050	711,756	709,667	743,099	754,743	(0.4)%	(6.1)%
Installment	96,077	89,143	82,421	81,850	84,629	7.8%	13.5%
Credit card	47,231	46,177	44,669	48,485	43,907	2.3%	7.6%
Total loans	9,360,931	9,511,510	9,933,969	9,900,970	10,200,809	(1.6)%	(8.2)%
Less:
Allowance for credit losses	(148,903)	(159,590)	(169,923)	(175,679)	(168,544)	(6.7)%	(11.7)%
Net loans	9,212,028	9,351,920	9,764,046	9,725,291	10,032,265	(1.5)%	(8.2)%
Premises and equipment	192,580	192,238	204,537	207,211	209,474	0.2%	(8.1)%
Goodwill	937,771	937,771	937,771	937,771	937,771	0.0%	0.0%
Other intangibles	56,811	59,391	61,984	64,552	67,419	(4.3)%	(15.7)%
Accrued interest and other assets	968,210	1,021,798	935,250	1,056,382	1,122,449	(5.2)%	(13.7)%
Total Assets	$15,956,593	$16,037,919	$16,175,071	$15,973,134	$15,925,647	(0.5)%	0.2%

LIABILITIES
Deposits
Interest-bearing demand	$2,916,860	$2,963,151	$2,914,761	$2,914,787	$2,632,467	(1.6)%	10.8%
Savings	4,223,905	4,093,229	4,006,181	3,680,774	3,446,678	3.2%	22.6%
Time	1,517,419	1,548,109	1,731,757	1,872,733	1,935,392	(2.0)%	(21.6)%
Total interest-bearing deposits	8,658,184	8,604,489	8,652,699	8,468,294	8,014,537	0.6%	8.0%
Noninterest-bearing	4,019,197	3,901,691	3,995,370	3,763,709	3,552,893	3.0%	13.1%
Total deposits	12,677,381	12,506,180	12,648,069	12,232,003	11,567,430	1.4%	9.6%
Federal funds purchased and securities sold
under agreements to repurchase	81,850	255,791	181,387	166,594	247,658	(68.0)%	(67.0)%
FHLB short-term borrowings	107,000	217,000	0	0	0	(50.7)%	100.0%
Total short-term borrowings	188,850	472,791	181,387	166,594	247,658	(60.1)%	(23.7)%
Long-term debt	313,230	313,039	583,722	776,202	1,341,164	0.1%	(76.6)%
Total borrowed funds	502,080	785,830	765,109	942,796	1,588,822	(36.1)%	(68.4)%
Accrued interest and other liabilities	540,962	476,402	502,951	516,265	521,580	13.6%	3.7%
Total Liabilities	13,720,423	13,768,412	13,916,129	13,691,064	13,677,832	(0.3)%	0.3%

SHAREHOLDERS' EQUITY
Common stock	1,637,065	1,635,470	1,633,137	1,638,947	1,637,489	0.1%	0.0%
Retained earnings	812,082	773,857	745,220	720,429	694,484	4.9%	16.9%
Accumulated other comprehensive income (loss)	14,230	30,735	18,101	48,664	42,266	(53.7)%	(66.3)%
Treasury stock, at cost	(227,207)	(170,555)	(137,516)	(125,970)	(126,424)	33.2%	79.7%
Total Shareholders' Equity	2,236,170	2,269,507	2,258,942	2,282,070	2,247,815	(1.5)%	(0.5)%
Total Liabilities and Shareholders' Equity	$15,956,593	$16,037,919	$16,175,071	$15,973,134	$15,925,647	(0.5)%	0.2%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,
	2021	2021	2021	2020	2020	2021	2020
ASSETS
Cash and due from banks	$245,212	$237,964	$232,275	$228,427	$233,216	$238,531	$251,147
Interest-bearing deposits with other banks	32,400	45,593	46,912	143,884	40,277	41,582	57,138
Investment securities	4,189,253	4,130,207	3,782,993	3,403,839	3,162,832	4,035,639	3,147,655
Loans held for sale	28,365	28,348	29,689	42,402	45,186	28,796	31,700
Loans and leases
Commercial and industrial	2,634,306	2,953,185	3,029,716	3,182,749	3,299,259	2,870,954	2,937,601
Lease financing	67,159	66,124	70,508	74,107	78,500	67,918	81,821
Construction real estate	567,091	630,351	647,655	608,401	536,870	614,737	511,343
Commercial real estate	4,413,003	4,372,679	4,339,349	4,313,408	4,364,708	4,375,280	4,318,735
Residential real estate	937,969	940,600	980,718	1,022,701	1,041,250	952,939	1,049,869
Home equity	710,794	707,409	726,134	752,425	759,994	714,723	768,469
Installment	93,937	84,768	81,377	83,509	82,016	86,740	80,760
Credit card	50,126	48,501	46,709	48,179	45,609	48,458	46,735
Total loans	9,474,385	9,803,617	9,922,166	10,085,479	10,208,206	9,731,749	9,795,333
Less:
Allowance for credit losses	(157,727)	(169,979)	(177,863)	(172,201)	(165,270)	(168,449)	(147,349)
Net loans	9,316,658	9,633,638	9,744,303	9,913,278	10,042,936	9,563,300	9,647,984
Premises and equipment	193,775	200,558	206,628	208,800	211,454	200,273	213,626
Goodwill	937,771	937,771	937,771	937,771	937,771	937,771	937,771
Other intangibles	58,314	60,929	63,529	66,195	69,169	60,905	72,079
Accrued interest and other assets	994,060	940,461	998,554	1,086,390	1,099,169	977,675	1,001,542
Total Assets	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$16,084,472	$15,360,642

LIABILITIES
Deposits
Interest-bearing demand	$2,960,388	$2,973,930	$2,948,682	$2,812,748	$2,668,635	$2,961,043	$2,563,633
Savings	4,150,610	4,096,077	3,815,314	3,547,179	3,342,514	4,021,895	3,164,753
Time	1,574,951	1,637,546	1,767,826	1,844,379	2,015,933	1,659,401	2,276,064
Total interest-bearing deposits	8,685,949	8,707,553	8,531,822	8,204,306	8,027,082	8,642,339	8,004,450
Noninterest-bearing	3,981,404	4,003,626	3,840,046	3,720,417	3,535,432	3,942,210	3,172,841
Total deposits	12,667,353	12,711,179	12,371,868	11,924,723	11,562,514	12,584,549	11,177,291
Federal funds purchased and securities sold
under agreements to repurchase	186,401	194,478	184,483	136,795	150,088	188,461	153,146
FHLB short-term borrowings	63,463	40,846	67,222	7,937	30,868	57,163	587,566
Total short-term borrowings	249,864	235,324	251,705	144,732	180,956	245,624	740,712
Long-term debt	313,100	513,790	634,674	1,162,729	1,338,792	486,010	768,770
Total borrowed funds	562,964	749,114	886,379	1,307,461	1,519,748	731,634	1,509,482
Accrued interest and other liabilities	504,198	491,489	511,658	542,740	529,326	502,421	465,116
Total Liabilities	13,734,515	13,951,782	13,769,905	13,774,924	13,611,588	13,818,604	13,151,889

SHAREHOLDERS' EQUITY
Common stock	1,635,833	1,633,950	1,636,884	1,638,032	1,636,107	1,635,552	1,636,453
Retained earnings	783,760	754,456	726,351	703,257	679,980	755,066	666,184
Accumulated other comprehensive loss	36,917	25,832	42,253	40,960	40,697	34,981	30,632
Treasury stock, at cost	(195,217)	(150,551)	(132,739)	(126,187)	(126,362)	(159,731)	(124,516)
Total Shareholders' Equity	2,261,293	2,263,687	2,272,749	2,256,062	2,230,422	2,265,868	2,208,753
Total Liabilities and Shareholders' Equity	$15,995,808	$16,215,469	$16,042,654	$16,030,986	$15,842,010	$16,084,472	$15,360,642

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	September 30, 2021		June 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$4,189,253	2.31%	$4,130,207	2.37%	$3,162,832	2.86%	$4,035,639	2.40%	$3,147,655	2.96%
Interest-bearing deposits with other banks	32,400	0.28%	45,593	0.22%	40,277	0.31%	41,582	0.24%	57,138	0.51%
Gross loans (1)	9,502,750	4.03%	9,831,965	3.98%	10,253,392	4.00%	9,760,545	4.01%	9,827,033	4.42%
Total earning assets	13,724,403	3.49%	14,007,765	3.49%	13,456,501	3.72%	13,837,766	3.53%	13,031,826	4.05%

Nonearning assets
Allowance for credit losses	(157,727)		(169,979)		(165,270)		(168,449)		(147,349)
Cash and due from banks	245,212		237,964		233,216		238,531		251,147
Accrued interest and other assets	2,183,920		2,139,719		2,317,563		2,176,624		2,225,018
Total assets	$15,995,808		$16,215,469		$15,842,010		$16,084,472		$15,360,642

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,960,388	0.06%	$2,973,930	0.07%	$2,668,635	0.08%	$2,961,043	0.07%	$2,563,633	0.21%
Savings	4,150,610	0.09%	4,096,077	0.11%	3,342,514	0.14%	4,021,895	0.11%	3,164,753	0.25%
Time	1,574,951	0.49%	1,637,546	0.51%	2,015,933	1.20%	1,659,401	0.54%	2,276,064	1.54%
Total interest-bearing deposits	8,685,949	0.15%	8,707,553	0.17%	8,027,082	0.39%	8,642,339	0.18%	8,004,450	0.60%
Borrowed funds
Short-term borrowings	249,864	0.11%	235,324	0.09%	180,956	0.11%	245,624	0.10%	740,712	1.16%
Long-term debt	313,100	5.10%	513,790	3.23%	1,338,792	1.76%	486,010	3.44%	768,770	2.52%
Total borrowed funds	562,964	2.88%	749,114	2.25%	1,519,748	1.57%	731,634	2.32%	1,509,482	1.85%
Total interest-bearing liabilities	9,248,913	0.32%	9,456,667	0.33%	9,546,830	0.58%	9,373,973	0.34%	9,513,932	0.80%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,981,404		4,003,626		3,535,432		3,942,210		3,172,841
Other liabilities	504,198		491,489		529,326		502,421		465,116
Shareholders' equity	2,261,293		2,263,687		2,230,422		2,265,868		2,208,753
Total liabilities & shareholders' equity	$15,995,808		$16,215,469		$15,842,010		$16,084,472		$15,360,642

Net interest income	$113,410		$114,026		$112,180		$341,312		$338,038
Net interest spread		3.17%		3.16%		3.14%		3.19%		3.25%
Net interest margin		3.28%		3.27%		3.32%		3.30%		3.46%

Tax equivalent adjustment		0.04%		0.04%		0.04%		0.04%		0.06%
Net interest margin (fully tax equivalent)		3.32%		3.31%		3.36%		3.34%		3.52%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(630)	$605	$(25)	$(4,391)	$5,971	$1,580	$(13,309)	$15,934	$2,625
Interest-bearing deposits with other banks	7	(9)	(2)	(2)	(6)	(8)	(116)	(28)	(144)
Gross loans (2)	1,190	(2,256)	(1,066)	796	(7,617)	(6,821)	(30,076)	(1,995)	(32,071)
Total earning assets	567	(1,660)	(1,093)	(3,597)	(1,652)	(5,249)	(43,501)	13,911	(29,590)

Interest-bearing liabilities
Total interest-bearing deposits	$(401)	$28	$(373)	$(4,818)	$252	$(4,566)	$(25,493)	$837	$(24,656)
Borrowed funds
Short-term borrowings	10	5	15	(2)	19	17	(5,845)	(379)	(6,224)
Long-term debt	2,388	(2,507)	(119)	11,249	(13,179)	(1,930)	5,287	(7,271)	(1,984)
Total borrowed funds	2,398	(2,502)	(104)	11,247	(13,160)	(1,913)	(558)	(7,650)	(8,208)
Total interest-bearing liabilities	1,997	(2,474)	(477)	6,429	(12,908)	(6,479)	(26,051)	(6,813)	(32,864)
Net interest income (1)	$(1,430)	$814	$(616)	$(10,026)	$11,256	$1,230	$(17,450)	$20,724	$3,274

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Nine months ended
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2021	2021	2021	2020	2020	2021	2020
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$159,590	$169,923	$175,679	$168,544	$158,661	$175,679	$57,650
Day one adoption impact of ASC 326	0	0	0	0	0	0	61,505
Provision for credit losses	(8,193)	(4,756)	3,450	13,758	15,299	(9,499)	57,038
Gross charge-offs
Commercial and industrial	2,617	3,729	7,910	1,505	1,467	14,256	3,840
Lease financing	0	0	0	0	852	0	852
Construction real estate	0	0	2	0	0	2	0
Commercial real estate	1,030	2,041	1,250	6,270	3,789	4,321	5,830
Residential real estate	74	46	1	203	22	121	285
Home equity	200	240	611	386	460	1,051	1,155
Installment	37	77	36	21	59	150	127
Credit card	230	179	222	169	171	631	716
Total gross charge-offs	4,188	6,312	10,032	8,554	6,820	20,532	12,805
Recoveries
Commercial and industrial	869	205	337	367	265	1,411	2,540
Lease financing	0	0	0	(6)	6	0	6
Construction real estate	0	3	0	3	0	3	14
Commercial real estate	223	75	195	844	760	493	1,418
Residential real estate	56	54	44	145	91	154	236
Home equity	426	317	177	428	209	920	704
Installment	53	37	34	65	35	124	93
Credit card	67	44	39	85	38	150	145
Total recoveries	1,694	735	826	1,931	1,404	3,255	5,156
Total net charge-offs	2,494	5,577	9,206	6,623	5,416	17,277	7,649
Ending allowance for credit losses	$148,903	$159,590	$169,923	$175,679	$168,544	$148,903	$168,544

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.26%	0.48%	1.01%	0.14%	0.14%	0.60%	0.06%
Lease financing	0.00%	0.00%	0.00%	0.03%	4.29%	0.00%	1.38%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	0.07%	0.18%	0.10%	0.50%	0.28%	0.12%	0.14%
Residential real estate	0.01%	0.00%	(0.02)%	0.02%	(0.03)%	0.00%	0.01%
Home equity	(0.13)%	(0.04)%	0.24%	(0.02)%	0.13%	0.02%	0.08%
Installment	(0.07)%	0.19%	0.01%	(0.21)%	0.12%	0.04%	0.06%
Credit card	1.29%	1.12%	1.59%	0.69%	1.16%	1.33%	1.63%
Total net charge-offs	0.10%	0.23%	0.38%	0.26%	0.21%	0.24%	0.10%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$15,160	$27,426	$24,941	$29,230	$34,686	$15,160	$34,686
Lease financing	0	16	0	0	1,092	0	1,092
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	38,564	45,957	44,514	34,682	24,521	38,564	24,521
Residential real estate	9,416	9,480	11,359	11,601	12,104	9,416	12,104
Home equity	2,735	3,376	4,286	5,076	5,374	2,735	5,374
Installment	91	115	146	163	153	91	153
Nonaccrual loans	65,966	86,370	85,246	80,752	77,930	65,966	77,930
Accruing troubled debt restructurings (TDRs)	11,448	12,070	11,608	7,099	7,759	11,448	7,759
Total nonperforming loans	77,414	98,440	96,854	87,851	85,689	77,414	85,689
Other real estate owned (OREO)	340	340	854	1,287	1,643	340	1,643
Total nonperforming assets	77,754	98,780	97,708	89,138	87,332	77,754	87,332
Accruing loans past due 90 days or more	104	155	92	169	79	104	79
Total underperforming assets	$77,858	$98,935	$97,800	$89,307	$87,411	$77,858	$87,411
Total classified assets	$165,462	$182,516	$196,782	$142,021	$134,002	$165,462	$134,002

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	225.73%	184.77%	199.33%	217.55%	216.28%	225.73%	216.28%
Nonperforming loans	192.35%	162.12%	175.44%	199.97%	196.69%	192.35%	196.69%
Total ending loans	1.59%	1.68%	1.71%	1.77%	1.65%	1.59%	1.65%
Nonperforming loans to total loans	0.83%	1.03%	0.97%	0.89%	0.84%	0.83%	0.84%
Nonperforming assets to
Ending loans, plus OREO	0.83%	1.04%	0.98%	0.90%	0.86%	0.83%	0.86%
Total assets	0.49%	0.62%	0.60%	0.56%	0.55%	0.49%	0.55%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.71%	0.91%	0.87%	0.83%	0.78%	0.71%	0.78%
Total assets	0.42%	0.54%	0.53%	0.51%	0.50%	0.42%	0.50%
Classified assets to total assets	1.04%	1.14%	1.22%	0.89%	0.84%	1.04%	0.84%

(1) Nonaccrual loans include nonaccrual TDRs of $20.3 million, $21.5 million, $20.9 million, $14.7 million, and $29.3 million, as of September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020, and September 30, 2020, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Nine months ended,
	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2021	2021	2021	2020	2020	2021	2020
PER COMMON SHARE
Market Price
High	$24.06	$26.02	$26.40	$17.77	$15.15	$26.40	$25.52
Low	$21.48	$23.35	$17.62	$12.07	$11.40	$17.62	$11.40
Close	$23.41	$23.63	$24.00	$17.53	$12.01	$23.41	$12.01

Average shares outstanding - basic	94,289,097	96,123,645	96,873,940	97,253,787	97,247,080	95,752,759	97,400,942
Average shares outstanding - diluted	95,143,930	97,009,712	97,727,527	98,020,534	98,008,733	96,617,600	98,117,463
Ending shares outstanding	93,742,797	96,199,509	97,517,693	98,021,929	97,999,763	93,742,797	97,999,763

Total shareholders' equity	$2,236,170	$2,269,507	$2,258,942	$2,282,070	$2,247,815	$2,236,170	$2,247,815

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,316,059	$1,333,209	$1,334,882	$1,325,922	$1,293,716	$1,316,059	$1,293,716
Common equity tier 1 capital ratio	11.54%	11.78%	11.81%	11.82%	11.63%	11.54%	11.63%
Tier 1 capital	$1,359,297	$1,376,333	$1,377,892	$1,368,818	$1,336,497	$1,359,297	$1,336,497
Tier 1 ratio	11.92%	12.16%	12.19%	12.20%	12.02%	11.92%	12.02%
Total capital	$1,706,513	$1,732,930	$1,741,755	$1,744,802	$1,708,817	$1,706,513	$1,708,817
Total capital ratio	14.97%	15.31%	15.41%	15.55%	15.37%	14.97%	15.37%
Total capital in excess of minimum requirement	$509,536	$544,478	$554,834	$566,795	$541,263	$509,536	$541,263
Total risk-weighted assets	$11,399,782	$11,318,590	$11,304,012	$11,219,114	$11,119,560	$11,399,782	$11,119,560
Leverage ratio	9.05%	9.14%	9.34%	9.55%	9.55%	9.05%	9.55%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	14.01%	14.15%	13.97%	14.29%	14.11%	14.01%	14.11%
Ending tangible shareholders' equity to ending tangible assets (1)	8.21%	8.37%	8.22%	8.47%	8.25%	8.21%	8.25%
Average shareholders' equity to average assets	14.14%	13.96%	14.17%	14.07%	14.08%	14.09%	14.38%
Average tangible shareholders' equity to average tangible assets (1)	8.35%	8.23%	8.38%	8.26%	8.18%	8.32%	8.29%

REPURCHASE PROGRAM (2)
Shares repurchased	2,484,295	1,308,945	840,115	0	0	4,633,355	880,000
Average share repurchase price	$23.04	$25.11	$21.40	N/A	N/A	$23.33	$18.96
Total cost of shares repurchased	$57,231	$32,864	$17,982	N/A	N/A	$108,077	$16,686

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable